INTANGIBLE ASSETS AND GOODWILL - Future Amortization Expense Schedule of Finite-Lived Intangible Assets (Details) - Securitize, Inc. and Subsidiaries - USD ($)	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
Intangible Asset, Finite-Lived [Line Items]
2026		$ 2,093,001
2027		2,054,308
2028		2,050,303
2029		2,050,303
2030		2,050,303
Thereafter		7,828,081
Net Carrying Value	$ 20,033,715	20,556,299	$ 12,994,687
Minimum
Intangible Asset, Finite-Lived [Line Items]
Net Carrying Value		$ 18,126,299